Exhibit 99.1
Statement Under Oath of Principal
Executive Officer Regarding Facts and Circumstances
Relating to Exchange Act Filings

I, Ronald A. Fromm, state and attest that:

    1. To the best of my knowledge, based upon a review of the covered reports of Brown Shoe Company, Inc. (the "Registrant"), and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
    2. I have reviewed the contents of this statement with the Registrant's audit committee.

    3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  the Registrant's Annual Report on Form 10-K filed with the Commission on or about April 16, 2002;
  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Registrant filed with the Commission subsequent to the filing of the Form 10-K identified above; and
  any amendments to any of the foregoing.
/s/ Ronald A. Fromm
Ronald A. Fromm
Chairman, President and Chief Executive Officer
(Principal Executive Officer)
Brown Shoe Company, Inc.
September 10, 2002

Subscribed and sworn to before me this 10th
Day of September, 2002.

/s/ Jeanette W. Moeller
Notary Public

My Commission Expires: 11/23/02

Statement Under Oath of Principal Financial Officer
Regarding Facts and Circumstances Relating to
Exchange Act Filings

I, Andrew M. Rosen, state and attest that:

    1. To the best of my knowledge, based upon a review of the covered reports of Brown Shoe Company, Inc. (the "Registrant"), and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
    2. I have reviewed the contents of this statement with the Registrant's audit committee.

    3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  the Registrant's Annual Report on Form 10-K filed with the Commission on or about April 16, 2002;
  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Registrant filed with the Commission subsequent to the filing of the Form 10-K identified above; and
  any amendments to any of the foregoing.
/s/ Andrew M. Rosen
Andrew M. Rosen
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Brown Shoe Company, Inc.
September 10, 2002

Subscribed and sworn to before me this 10th
Day of September, 2002.

/s/ Jeanette W. Moeller
Notary Public
My Commission Expires: 11/23/02